Quarterly Performance Summary
BB&T Corporation
Third Quarter 2017

i

ii

Financial Highlights
BB&T Corporation
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended			Year-to-Date
	September 30%			September 30%
	2017	2016	Change	2017	2016	Change
Summary Income Statement
Interest income	$1,918	$1,835	4.5%	$5,597	$5,440	2.9%
Interest expense	230	185	24.3	585	565	3.5
Net interest income - taxable equivalent	1,688	1,650	2.3	5,012	4,875	2.8
Less: Taxable-equivalent adjustment	41	40	2.5	121	119	1.7
Net interest income	1,647	1,610	2.3	4,891	4,756	2.8
Provision for credit losses	126	148	(14.9)	409	443	(7.7)
Net interest income after provision for credit losses	1,521	1,462	4.0	4,482	4,313	3.9
Noninterest income	1,166	1,164	0.2	3,557	3,310	7.5
Noninterest expense	1,745	1,711	2.0	5,589	5,053	10.6
Income before income taxes	942	915	3.0	2,450	2,570	(4.7)
Provision for income taxes	294	273	7.7	702	771	(8.9)
Net income	648	642	0.9	1,748	1,799	(2.8)
Noncontrolling interests	8	—	NM	12	9	33.3
Preferred stock dividends	43	43	—	130	123	5.7
Net income available to common shareholders	597	599	(0.3)	1,606	1,667	(3.7)
Per Common Share Data
Earnings per share-basic	$0.75	$0.74	1.4%	$2.00	$2.08	(3.8)%
Earnings per share-diluted	0.74	0.73	1.4	1.97	2.05	(3.9)
Cash dividends declared	0.33	0.30	10.0	0.93	0.85	9.4
Common equity	33.92	33.27	2.0	33.92	33.27	2.0
Tangible common equity (1)	20.78	20.31	2.3	20.78	20.31	2.3

End of period shares outstanding	788,921	811,424	(2.8)	788,921	811,424	(2.8)
Weighted average shares outstanding-basic	794,558	812,521	(2.2)	804,424	802,694	0.2
Weighted average shares outstanding-diluted	806,124	823,106	(2.1)	816,029	812,407	0.4
Performance Ratios
Return on average assets	1.16%	1.15%		1.06%	1.10%
Return on average risk-weighted assets	1.45	1.45		1.32	1.40
Return on average common shareholders' equity	8.82	8.87		7.96	8.52
Return on average tangible common shareholders' equity (2)	14.89	15.20		13.53	14.48
Net interest margin - taxable equivalent	3.48	3.39		3.47	3.41
Fee income ratio	41.4	41.9		42.1	41.0
Efficiency ratio-GAAP	62.0	61.7		66.2	62.6
Efficiency ratio-adjusted (3)	58.3	58.7		58.3	59.1
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.31%	0.38%		0.31%	0.38%
Loans and leases plus foreclosed property	0.48	0.59		0.48	0.59
Net charge-offs as a percentage of average loans and leases	0.35	0.37		0.38	0.37
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.04	1.06		1.04	1.06
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	2.44x	2.00x		2.44x	2.00x
Average Balances
Assets	$220,732	$222,065	(0.6)%	$220,573	$218,535	0.9%
Securities (4)	45,968	47,152	(2.5)	45,333	46,749	(3.0)
Loans and leases	144,181	143,689	0.3	144,070	140,815	2.3
Deposits	157,414	159,503	(1.3)	159,672	156,580	2.0
Common shareholders' equity	26,857	26,824	0.1	26,957	26,142	3.1
Shareholders' equity	29,948	29,916	0.1	30,051	29,120	3.2
Period-End Balances
Assets	$220,340	$222,622	(1.0)%	$220,340	$222,622	(1.0)%
Securities (4)	46,631	47,199	(1.2)	46,631	47,199	(1.2)
Loans and leases	144,011	145,112	(0.8)	144,011	145,112	(0.8)
Deposits	156,135	159,915	(2.4)	156,135	159,915	(2.4)
Common shareholders' equity	26,757	26,999	(0.9)	26,757	26,999	(0.9)
Shareholders' equity	29,853	30,091	(0.8)	29,853	30,091	(0.8)
Capital Ratios - Preliminary
Risk-based:
Common equity Tier 1	10.1%	10.1%		10.1%	10.1%
Tier 1	11.8	11.8		11.8	11.8
Total	13.9	14.0		13.9	14.0
Leverage	9.9	9.8		9.9	9.8
Applicable ratios are annualized.
NM - not meaningful
(1) Tangible common equity per share is a non-GAAP measure. See the calculations and management's reasons for using this measure in the Preliminary Capital Information - Five Quarter Trend section of this supplement.

(2) Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.

(3) The adjusted efficiency ratio is a non-GAAP measure and excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement. See the calculations and management's reasons for using this measure in the Non-GAAP reconciliations section of this supplement.

(4) Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

Financial Highlights - Five Quarter Trend
BB&T Corporation
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2017	2017	2017	2016	2016
Summary Income Statement
Interest income	$1,918	$1,864	$1,815	$1,786	$1,835
Interest expense	230	189	166	180	185
Net interest income - taxable equivalent	1,688	1,675	1,649	1,606	1,650
Less: Taxable-equivalent adjustment	41	40	40	41	40
Net interest income	1,647	1,635	1,609	1,565	1,610
Provision for credit losses	126	135	148	129	148
Net interest income after provision for credit losses	1,521	1,500	1,461	1,436	1,462
Noninterest income	1,166	1,220	1,171	1,162	1,164
Noninterest expense	1,745	1,742	2,102	1,668	1,711
Income before income taxes	942	978	530	930	915
Provision for income taxes	294	304	104	287	273
Net income	648	674	426	643	642
Noncontrolling interests	8	(1)	5	7	—
Preferred stock dividends	43	44	43	44	43
Net income available to common shareholders	597	631	378	592	599
Per Common Share Data
Earnings per share-basic	$0.75	$0.78	$0.47	$0.73	$0.74
Earnings per share-diluted	0.74	0.77	0.46	0.72	0.73
Cash dividends declared	0.33	0.30	0.30	0.30	0.30
Common equity	33.92	33.73	33.19	33.14	33.27
Tangible common equity (1)	20.78	20.86	20.33	20.18	20.31

End of period shares outstanding	788,921	808,093	811,370	809,475	811,424
Weighted average shares outstanding-basic	794,558	808,980	809,903	810,593	812,521
Weighted average shares outstanding-diluted	806,124	819,389	822,719	821,971	823,106
Performance Ratios
Return on average assets	1.16%	1.22%	0.79%	1.16%	1.15%
Return on average risk-weighted assets	1.45	1.53	0.98	1.45	1.45
Return on average common shareholders' equity	8.82	9.30	5.72	8.75	8.87
Return on average tangible common shareholders' equity (2)	14.89	15.60	9.98	14.91	15.20
Net interest margin - taxable equivalent	3.48	3.47	3.46	3.32	3.39
Fee income ratio	41.4	42.7	42.1	42.6	41.9
Efficiency ratio-GAAP	62.0	61.0	75.6	61.1	61.7
Efficiency ratio-adjusted (3)	58.3	58.6	58.0	59.5	58.7
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.31%	0.31%	0.36%	0.37%	0.38%
Loans and leases plus foreclosed property	0.48	0.48	0.56	0.57	0.59
Net charge-offs as a percentage of average loans and leases	0.35	0.37	0.42	0.42	0.37
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.04	1.03	1.04	1.04	1.06
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	2.44x	2.43x	2.05x	2.03x	2.00x
Average Balances
Assets	$220,732	$221,018	$219,961	$220,165	$222,065
Securities (4)	45,968	45,410	44,607	44,881	47,152
Loans and leases	144,181	144,327	143,698	144,569	143,689
Deposits	157,414	160,263	161,383	160,118	159,503
Common shareholders' equity	26,857	27,208	26,807	26,962	26,824
Shareholders' equity	29,948	30,302	29,903	30,054	29,916
Period-End Balances
Assets	$220,340	$221,192	$220,501	$219,276	$222,622
Securities (4)	46,631	45,283	44,877	43,606	47,199
Loans and leases	144,011	145,116	143,896	145,038	145,112
Deposits	156,135	156,968	161,333	160,234	159,915
Common shareholders' equity	26,757	27,254	26,928	26,828	26,999
Shareholders' equity	29,853	30,349	30,025	29,926	30,091
Capital Ratios - Preliminary
Risk-based:
Common equity Tier 1	10.1%	10.3%	10.3%	10.2%	10.1%
Tier 1	11.8	12.1	12.0	12.0	11.8
Total	13.9	14.1	14.1	14.1	14.0
Leverage	9.9	10.1	10.0	10.0	9.8
Applicable ratios are annualized.
(1) Tangible common equity per share is a non-GAAP measure. See the calculations and management's reasons for using this measure in the Preliminary Capital Information - Five Quarter Trend section of this supplement.

(2) Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.

(3) The adjusted efficiency ratio is a non-GAAP measure and excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement. See the calculations and management's reasons for using this measure in the Non-GAAP reconciliations section of this supplement.

(4) Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

Consolidated Statements of Income
BB&T Corporation
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended				Year-to-Date
	Sept. 30		Change		Sept. 30		Change
	2017	2016	$	%	2017	2016	$	%
Interest Income
Interest and fees on loans and leases	$1,591	$1,524	$67	4.4%	$4,632	$4,475	$157	3.5%
Interest and dividends on securities	276	262	14	5.3	806	803	3	0.4
Interest on other earning assets	10	9	1	11.1	38	43	(5)	(11.6)
Total interest income	1,877	1,795	82	4.6	5,476	5,321	155	2.9
Interest Expense
Interest on deposits	91	62	29	46.8	240	190	50	26.3
Interest on short-term borrowings	15	2	13	NM	22	7	15	NM
Interest on long-term debt	124	121	3	2.5	323	368	(45)	(12.2)
Total interest expense	230	185	45	24.3	585	565	20	3.5
Net Interest Income	1,647	1,610	37	2.3	4,891	4,756	135	2.8
Provision for credit losses	126	148	(22)	(14.9)	409	443	(34)	(7.7)
Net Interest Income After Provision for Credit Losses	1,521	1,462	59	4.0	4,482	4,313	169	3.9
Noninterest Income
Insurance income	397	410	(13)	(3.2)	1,336	1,294	42	3.2
Service charges on deposits	179	172	7	4.1	523	492	31	6.3
Mortgage banking income	114	154	(40)	(26.0)	311	356	(45)	(12.6)
Investment banking and brokerage fees and commissions	103	101	2	2.0	299	300	(1)	(0.3)
Trust and investment advisory revenues	68	68	—	—	206	197	9	4.6
Bankcard fees and merchant discounts	70	61	9	14.8	204	177	27	15.3
Checkcard fees	54	50	4	8.0	159	145	14	9.7
Operating lease income	36	34	2	5.9	109	103	6	5.8
Income from bank-owned life insurance	28	35	(7)	(20.0)	89	97	(8)	(8.2)
FDIC loss share income, net	—	(18)	18	(100.0)	—	(142)	142	(100.0)
Securities gains (losses), net	—	—	—	—	—	45	(45)	(100.0)
Other income	117	97	20	20.6	321	246	75	30.5
Total noninterest income	1,166	1,164	2	0.2	3,557	3,310	247	7.5
Noninterest Expense
Personnel expense	1,024	1,006	18	1.8	3,077	2,960	117	4.0
Occupancy and equipment expense	198	203	(5)	(2.5)	589	588	1	0.2
Software expense	62	63	(1)	(1.6)	177	167	10	6.0
Outside IT services	34	51	(17)	(33.3)	122	136	(14)	(10.3)
Amortization of intangibles	34	38	(4)	(10.5)	108	112	(4)	(3.6)
Regulatory charges	40	41	(1)	(2.4)	115	103	12	11.7
Professional services	27	27	—	—	87	75	12	16.0
Loan-related expense	32	33	(1)	(3.0)	98	101	(3)	(3.0)
Merger-related and restructuring charges, net	47	43	4	9.3	93	158	(65)	(41.1)
Loss (gain) on early extinguishment of debt	—	—	—	—	392	(1)	393	NM
Other expense	247	206	41	19.9	731	654	77	11.8
Total noninterest expense	1,745	1,711	34	2.0	5,589	5,053	536	10.6
Earnings
Income before income taxes	942	915	27	3.0	2,450	2,570	(120)	(4.7)
Provision for income taxes	294	273	21	7.7	702	771	(69)	(8.9)
Net income	648	642	6	0.9	1,748	1,799	(51)	(2.8)
Noncontrolling interests	8	—	8	NM	12	9	3	33.3
Preferred stock dividends	43	43	—	—	130	123	7	5.7
Net income available to common shareholders	$597	$599	$(2)	(0.3)%	$1,606	$1,667	$(61)	(3.7)%
Earnings Per Common Share
Basic	$0.75	$0.74	$0.01	1.4%	$2.00	$2.08	$(0.08)	(3.8)%
Diluted	0.74	0.73	0.01	1.4	1.97	2.05	(0.08)	(3.9)
Weighted Average Shares Outstanding
Basic	794,558	812,521	(17,963)	(2.2)	804,424	802,694	1,730	0.2
Diluted	806,124	823,106	(16,982)	(2.1)	816,029	812,407	3,622	0.4
NM - not meaningful

Consolidated Statements of Income - Five Quarter Trend
BB&T Corporation
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2017	2017	2017	2016	2016
Interest Income
Interest and fees on loans and leases	$1,591	$1,540	$1,501	$1,510	$1,524
Interest and dividends on securities	276	272	258	226	262
Interest on other earning assets	10	12	16	9	9
Total interest income	1,877	1,824	1,775	1,745	1,795
Interest Expense
Interest on deposits	91	80	69	61	62
Interest on short-term borrowings	15	5	2	2	2
Interest on long-term debt	124	104	95	117	121
Total interest expense	230	189	166	180	185
Net Interest Income	1,647	1,635	1,609	1,565	1,610
Provision for credit losses	126	135	148	129	148
Net Interest Income After Provision for Credit Losses	1,521	1,500	1,461	1,436	1,462
Noninterest Income
Insurance income	397	481	458	419	410
Service charges on deposits	179	176	168	172	172
Mortgage banking income	114	94	103	107	154
Investment banking and brokerage fees and commissions	103	105	91	108	101
Trust and investment advisory revenues	68	70	68	69	68
Bankcard fees and merchant discounts	70	75	59	60	61
Checkcard fees	54	54	51	50	50
Operating lease income	36	37	36	34	34
Income from bank-owned life insurance	28	32	29	26	35
FDIC loss share income, net	—	—	—	—	(18)
Securities gains (losses), net	—	—	—	1	—
Other income	117	96	108	116	97
Total noninterest income	1,166	1,220	1,171	1,162	1,164
Noninterest Expense
Personnel expense	1,024	1,042	1,011	1,004	1,006
Occupancy and equipment expense	198	198	193	198	203
Software expense	62	57	58	57	63
Outside IT services	34	39	49	50	51
Amortization of intangibles	34	36	38	38	38
Regulatory charges	40	36	39	42	41
Professional services	27	38	22	27	27
Loan-related expense	32	36	30	(6)	33
Merger-related and restructuring charges, net	47	10	36	13	43
Loss (gain) on early extinguishment of debt	—	—	392	—	—
Other expense	247	250	234	245	206
Total noninterest expense	1,745	1,742	2,102	1,668	1,711
Earnings
Income before income taxes	942	978	530	930	915
Provision for income taxes	294	304	104	287	273
Net income	648	674	426	643	642
Noncontrolling interests	8	(1)	5	7	—
Preferred stock dividends	43	44	43	44	43
Net income available to common shareholders	$597	$631	$378	$592	$599
Earnings Per Common Share
Basic	$0.75	$0.78	$0.47	$0.73	$0.74
Diluted	0.74	0.77	0.46	0.72	0.73
Weighted Average Shares Outstanding
Basic	794,558	808,980	809,903	810,593	812,521
Diluted	806,124	819,389	822,719	821,971	823,106

Segment Financial Performance - Preliminary
BB&T Corporation
(Dollars in millions)
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Community Banking	2017	2017	2017	2016	2016
Net interest income (expense)	$647	$618	$587	$577	$570
Net intersegment interest income (expense)	409	414	413	417	411
Segment net interest income	1,056	1,032	1,000	994	981
Allocated provision for credit losses	23	63	25	26	(3)
Noninterest income	373	381	350	360	360
Noninterest expense	789	813	796	795	803
Income (loss) before income taxes	617	537	529	533	541
Provision (benefit) for income taxes	221	192	189	194	197
Segment net income (loss)	$396	$345	$340	$339	$344
Identifiable segment assets (period end)	$74,493	$74,549	$73,554	$73,631	$73,125

Residential Mortgage Banking
Net interest income (expense)	$332	$331	$333	$347	$359
Net intersegment interest income (expense)	(209)	(211)	(213)	(213)	(215)
Segment net interest income	123	120	120	134	144
Allocated provision for credit losses	2	10	5	14	9
Noninterest income	86	72	76	76	117
Noninterest expense	100	109	105	69	40
Income (loss) before income taxes	107	73	86	127	212
Provision (benefit) for income taxes	40	27	32	48	80
Segment net income (loss)	$67	$46	$54	$79	$132
Identifiable segment assets (period end)	$33,213	$34,098	$34,092	$35,558	$36,652

Dealer Financial Services
Net interest income (expense)	$242	$244	$241	$246	$229
Net intersegment interest income (expense)	(46)	(46)	(45)	(43)	(39)
Segment net interest income	196	198	196	203	190
Allocated provision for credit losses	78	81	95	86	76
Noninterest income	—	—	—	—	1
Noninterest expense	57	57	55	51	50
Income (loss) before income taxes	61	60	46	66	65
Provision (benefit) for income taxes	23	22	17	25	25
Segment net income (loss)	$38	$38	$29	$41	$40
Identifiable segment assets (period end)	$15,239	$15,745	$16,191	$16,556	$15,090

Specialized Lending
Net interest income (expense)	$189	$181	$175	$177	$177
Net intersegment interest income (expense)	(81)	(77)	(72)	(70)	(68)
Segment net interest income	108	104	103	107	109
Allocated provision for credit losses	15	12	16	13	18
Noninterest income	71	69	70	73	80
Noninterest expense	94	92	92	109	92
Income (loss) before income taxes	70	69	65	58	79
Provision (benefit) for income taxes	16	15	14	11	19
Segment net income (loss)	$54	$54	$51	$47	$60
Identifiable segment assets (period end)	$18,854	$18,826	$17,770	$17,583	$17,823

Insurance Holdings
Net interest income (expense)	$1	$1	$—	$1	$1
Net intersegment interest income (expense)	—	—	1	(1)	(1)
Segment net interest income	1	1	1	—	—
Allocated provision for credit losses	—	—	—	—	—
Noninterest income	399	483	462	428	412
Noninterest expense	378	396	389	374	375
Income (loss) before income taxes	22	88	74	54	37
Provision (benefit) for income taxes	9	33	28	22	16
Segment net income (loss)	$13	$55	$46	$32	$21
Identifiable segment assets (period end)	$3,360	$3,596	$3,377	$3,463	$3,342

Segment Financial Performance - Preliminary (continued)
BB&T Corporation
(Dollars in millions)
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Financial Services	2017	2017	2017	2016	2016
Net interest income (expense)	$81	$76	$65	$64	$65
Net intersegment interest income (expense)	80	92	91	90	91
Segment net interest income	161	168	156	154	156
Allocated provision for credit losses	7	(17)	1	(2)	32
Noninterest income	251	239	221	266	235
Noninterest expense	237	242	230	232	230
Income (loss) before income taxes	168	182	146	190	129
Provision (benefit) for income taxes	62	67	54	71	48
Segment net income (loss)	$106	$115	$92	$119	$81
Identifiable segment assets (period end)	$18,774	$18,836	$18,337	$17,233	$17,570

Other, Treasury & Corporate (1)
Net interest income (expense)	$155	$184	$208	$153	$209
Net intersegment interest income (expense)	(153)	(172)	(175)	(180)	(179)
Segment net interest income	2	12	33	(27)	30
Allocated provision for credit losses	1	(14)	6	(8)	16
Noninterest income	(14)	(24)	(8)	(41)	(41)
Noninterest expense	90	33	435	38	121
Income (loss) before income taxes	(103)	(31)	(416)	(98)	(148)
Provision (benefit) for income taxes	(77)	(52)	(230)	(84)	(112)
Segment net income (loss)	$(26)	$21	$(186)	$(14)	$(36)
Identifiable segment assets (period end)	$56,407	$55,542	$57,180	$55,252	$59,020

Total BB&T Corporation
Net interest income (expense)	$1,647	$1,635	$1,609	$1,565	$1,610
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	1,647	1,635	1,609	1,565	1,610
Allocated provision for credit losses	126	135	148	129	148
Noninterest income	1,166	1,220	1,171	1,162	1,164
Noninterest expense	1,745	1,742	2,102	1,668	1,711
Income (loss) before income taxes	942	978	530	930	915
Provision (benefit) for income taxes	294	304	104	287	273
Segment net income (loss)	$648	$674	$426	$643	$642
Identifiable segment assets (period end)	$220,340	$221,192	$220,501	$219,276	$222,622
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Consolidated Ending Balance Sheets - Five Quarter Trend
BB&T Corporation
(Dollars in millions)

	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2017	2017	2017	2016	2016
Assets
Cash and due from banks	$2,195	$2,201	$1,739	$1,897	$1,850
Interest-bearing deposits with banks	428	671	2,056	1,895	930
Federal funds sold and securities purchased under resale agreements or similar arrangements	75	137	238	144	192
Restricted cash	429	419	447	488	654
Securities available for sale at fair value	23,184	26,899	26,668	26,926	29,449
Securities held to maturity at amortized cost	23,447	18,384	18,209	16,680	17,750
Loans and leases:
Commercial:
Commercial and industrial	51,977	52,579	51,607	51,719	51,779
CRE-income producing properties	14,900	14,851	14,781	14,538	14,624
CRE-construction and development	4,501	3,876	3,850	3,819	3,864
Dealer floor plan	1,607	1,522	1,467	1,413	1,288
Direct retail lending	11,941	12,001	11,977	12,092	12,022
Sales finance	9,457	10,090	10,565	11,267	9,964
Revolving credit	2,697	2,630	2,574	2,655	2,561
Residential mortgage	28,657	29,217	29,651	29,921	30,369
Other lending subsidiaries	16,346	16,099	15,273	14,988	14,945
PCI	711	780	860	910	1,007
Total loans and leases held for investment	142,794	143,645	142,605	143,322	142,423
Loans held for sale	1,217	1,471	1,291	1,716	2,689
Total loans and leases	144,011	145,116	143,896	145,038	145,112
Allowance for loan and lease losses	(1,478)	(1,485)	(1,487)	(1,489)	(1,511)
Premises and equipment	2,043	2,084	2,104	2,107	2,059
Goodwill	9,618	9,618	9,618	9,638	9,627
Core deposit and other intangible assets	745	782	818	854	892
Mortgage servicing rights at fair value	1,044	1,052	1,088	1,052	828
Other assets	14,599	15,314	15,107	14,046	14,790
Total assets	$220,340	$221,192	$220,501	$219,276	$222,622
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$54,049	$53,343	$53,262	$50,697	$51,000
Interest checking	26,575	27,966	29,472	30,263	27,709
Money market and savings	60,904	61,671	64,860	64,883	64,090
Time deposits	14,607	13,988	13,739	14,391	17,116
Total deposits	156,135	156,968	161,333	160,234	159,915
Short-term borrowings	7,916	6,142	2,019	1,406	4,064
Long-term debt	20,863	21,738	21,635	21,965	22,776
Accounts payable and other liabilities	5,573	5,995	5,489	5,745	5,776
Total liabilities	190,487	190,843	190,476	189,350	192,531
Shareholders' equity:
Preferred stock	3,053	3,053	3,053	3,053	3,053
Common stock	3,945	4,040	4,057	4,047	4,057
Additional paid-in capital	8,192	8,966	9,063	9,104	9,233
Retained earnings	15,656	15,321	14,933	14,809	14,459
Accumulated other comprehensive loss	(1,036)	(1,073)	(1,125)	(1,132)	(750)
Noncontrolling interests	43	42	44	45	39
Total shareholders' equity	29,853	30,349	30,025	29,926	30,091
Total liabilities and shareholders' equity	$220,340	$221,192	$220,501	$219,276	$222,622

Average Balance Sheets
BB&T Corporation
(Dollars in millions)
	Quarter Ended				Year-to-Date
	September 30		Change		September 30		Change
	2017	2016	$	%	2017	2016	$	%
Assets
Securities at amortized cost (1):
U.S. Treasury	$3,794	$3,460	$334	9.7%	$4,425	$2,832	$1,593	56.3%
U.S. government-sponsored entities (GSE)	2,385	2,786	(401)	(14.4)	2,386	4,012	(1,626)	(40.5)
Mortgage-backed securities issued by GSE	37,734	37,987	(253)	(0.7)	36,194	36,895	(701)	(1.9)
States and political subdivisions	1,596	2,356	(760)	(32.3)	1,854	2,392	(538)	(22.5)
Non-agency mortgage-backed	405	502	(97)	(19.3)	417	555	(138)	(24.9)
Other	54	61	(7)	(11.5)	57	63	(6)	(9.5)
Total securities	45,968	47,152	(1,184)	(2.5)	45,333	46,749	(1,416)	(3.0)
Other earning assets	2,924	3,068	(144)	(4.7)	3,606	3,229	377	11.7
Loans and leases:
Commercial:
Commercial and industrial	51,605	51,508	97	0.2	51,543	50,393	1,150	2.3
CRE-income producing properties	15,099	14,667	432	2.9	14,857	14,316	541	3.8
CRE-construction and development	4,181	3,802	379	10.0	3,978	3,697	281	7.6
Dealer floor plan	1,574	1,268	306	24.1	1,498	1,270	228	18.0
Direct retail lending	11,960	11,994	(34)	(0.3)	11,991	11,712	279	2.4
Sales finance	9,780	9,339	441	4.7	10,371	9,685	686	7.1
Revolving credit	2,668	2,537	131	5.2	2,629	2,492	137	5.5
Residential mortgage	28,924	30,357	(1,433)	(4.7)	29,337	30,231	(894)	(3.0)
Other lending subsidiaries	16,158	14,742	1,416	9.6	15,575	14,050	1,525	10.9
PCI	742	1,052	(310)	(29.5)	816	1,093	(277)	(25.3)
Total loans and leases held for investment	142,691	141,266	1,425	1.0	142,595	138,939	3,656	2.6
Loans held for sale	1,490	2,423	(933)	(38.5)	1,475	1,876	(401)	(21.4)
Total loans and leases	144,181	143,689	492	0.3	144,070	140,815	3,255	2.3
Total earning assets	193,073	193,909	(836)	(0.4)	193,009	190,793	2,216	1.2
Nonearning assets	27,659	28,156	(497)	(1.8)	27,564	27,742	(178)	(0.6)
Total assets	$220,732	$222,065	$(1,333)	(0.6)%	$220,573	$218,535	$2,038	0.9%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$53,489	$50,559	$2,930	5.8%	$52,395	$48,528	$3,867	8.0%
Interest checking	27,000	27,754	(754)	(2.7)	28,465	27,246	1,219	4.5
Money market and savings	61,450	64,335	(2,885)	(4.5)	63,521	62,658	863	1.4
Time deposits	13,794	15,818	(2,024)	(12.8)	14,265	16,931	(2,666)	(15.7)
Foreign office deposits - interest-bearing	1,681	1,037	644	62.1	1,026	1,217	(191)	(15.7)
Total deposits	157,414	159,503	(2,089)	(1.3)	159,672	156,580	3,092	2.0
Short-term borrowings	5,983	2,128	3,855	181.2	3,626	2,615	1,011	38.7
Long-term debt	21,459	23,428	(1,969)	(8.4)	21,330	23,203	(1,873)	(8.1)
Accounts payable and other liabilities	5,928	7,090	(1,162)	(16.4)	5,894	7,017	(1,123)	(16.0)
Total liabilities	190,784	192,149	(1,365)	(0.7)	190,522	189,415	1,107	0.6
Shareholders' equity	29,948	29,916	32	0.1	30,051	29,120	931	3.2
Total liabilities and shareholders' equity	$220,732	$222,065	$(1,333)	(0.6)%	$220,573	$218,535	$2,038	0.9%
Average balances exclude basis adjustments for fair value hedges.
(1) Excludes trading securities.

Average Balance Sheets - Five Quarter Trend
BB&T Corporation
(Dollars in millions)
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2017	2017	2017	2016	2016
Assets
Securities at amortized cost (1):
U.S. Treasury	$3,794	$4,761	$4,730	$3,744	$3,460
U.S. government-sponsored entities (GSE)	2,385	2,386	2,386	2,378	2,786
Mortgage-backed securities issued by GSE	37,734	35,911	34,909	35,954	37,987
States and political subdivisions	1,596	1,879	2,091	2,269	2,356
Non-agency mortgage-backed	405	416	432	474	502
Other	54	57	59	62	61
Total securities	45,968	45,410	44,607	44,881	47,152
Other earning assets	2,924	3,649	4,259	3,124	3,068
Loans and leases:
Commercial:
Commercial and industrial	51,605	51,900	51,119	51,306	51,508
CRE-income producing properties	15,099	14,864	14,602	14,566	14,667
CRE-construction and development	4,181	3,905	3,844	3,874	3,802
Dealer floor plan	1,574	1,490	1,427	1,367	1,268
Direct retail lending	11,960	12,000	12,014	12,046	11,994
Sales finance	9,780	10,450	10,896	10,599	9,339
Revolving credit	2,668	2,612	2,607	2,608	2,537
Residential mortgage	28,924	29,392	29,701	30,044	30,357
Other lending subsidiaries	16,158	15,636	14,919	14,955	14,742
PCI	742	825	883	974	1,052
Total loans and leases held for investment	142,691	143,074	142,012	142,339	141,266
Loans held for sale	1,490	1,253	1,686	2,230	2,423
Total loans and leases	144,181	144,327	143,698	144,569	143,689
Total earning assets	193,073	193,386	192,564	192,574	193,909
Nonearning assets	27,659	27,632	27,397	27,591	28,156
Total assets	$220,732	$221,018	$219,961	$220,165	$222,065
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$53,489	$52,573	$51,095	$51,421	$50,559
Interest checking	27,000	28,849	29,578	28,634	27,754
Money market and savings	61,450	64,294	64,857	63,884	64,335
Time deposits	13,794	14,088	14,924	15,693	15,818
Foreign office deposits - interest-bearing	1,681	459	929	486	1,037
Total deposits	157,414	160,263	161,383	160,118	159,503
Short-term borrowings	5,983	2,748	2,105	2,373	2,128
Long-term debt	21,459	21,767	20,757	21,563	23,428
Accounts payable and other liabilities	5,928	5,938	5,813	6,057	7,090
Total liabilities	190,784	190,716	190,058	190,111	192,149
Shareholders' equity	29,948	30,302	29,903	30,054	29,916
Total liabilities and shareholders' equity	$220,732	$221,018	$219,961	$220,165	$222,065
Average balances exclude basis adjustments for fair value hedges.
(1) Excludes trading securities.

Average Balances and Rates - Quarters
BB&T Corporation
(Dollars in millions)
	Quarter Ended
	September 30, 2017			June 30, 2017
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$3,794	$16	1.68%	$4,761	$21	1.73%
U.S. government-sponsored entities (GSE)	2,385	13	2.22	2,386	14	2.22
Mortgage-backed securities issued by GSE	37,734	216	2.29	35,911	198	2.21
States and political subdivisions	1,596	20	5.07	1,879	25	5.29
Non-agency mortgage-backed	405	19	18.58	416	25	24.16
Other	54	1	2.26	57	—	2.22
Total securities	45,968	285	2.47	45,410	283	2.49
Other earning assets	2,924	11	1.42	3,649	11	1.36
Loans and leases:
Commercial:
Commercial and industrial	51,605	466	3.59	51,900	456	3.52
CRE-income producing properties	15,099	167	4.37	14,864	143	3.86
CRE-construction and development	4,181	44	4.19	3,905	37	3.81
Dealer floor plan	1,574	11	2.76	1,490	10	2.55
Direct retail lending	11,960	143	4.73	12,000	135	4.55
Sales finance	9,780	79	3.23	10,450	83	3.19
Revolving credit	2,668	60	8.92	2,612	57	8.78
Residential mortgage	28,924	292	4.04	29,392	295	4.01
Other lending subsidiaries	16,158	315	7.72	15,636	306	7.84
PCI	742	32	17.15	825	37	17.94
Total loans and leases held for investment	142,691	1,609	4.48	143,074	1,559	4.37
Loans held for sale	1,490	13	3.70	1,253	11	3.65
Total loans and leases	144,181	1,622	4.47	144,327	1,570	4.36
Total earning assets	193,073	1,918	3.95	193,386	1,864	3.87
Nonearning assets	27,659			27,632
Total assets	$220,732			$221,018
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$27,000	20	0.29	$28,849	15	0.22
Money market and savings	61,450	49	0.32	64,294	47	0.29
Time deposits	13,794	17	0.51	14,088	17	0.48
Foreign office deposits - interest-bearing	1,681	5	1.14	459	1	1.03
Total interest-bearing deposits	103,925	91	0.35	107,690	80	0.30
Short-term borrowings	5,983	15	1.03	2,748	5	0.70
Long-term debt	21,459	124	2.29	21,767	104	1.91
Total interest-bearing liabilities	131,367	230	0.70	132,205	189	0.57
Noninterest-bearing deposits	53,489			52,573
Accounts payable and other liabilities	5,928			5,938
Shareholders' equity	29,948			30,302
Total liabilities and shareholders' equity	$220,732			$221,018
Average interest-rate spread			3.25			3.30

Net interest income/ net interest margin		$1,688	3.48%		$1,675	3.47%
Taxable-equivalent adjustment		$41			$40
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Excludes trading securities.

Average Balances and Rates - Quarters
BB&T Corporation
(Dollars in millions)
	Quarter Ended
	March 31, 2017			December 31, 2016			September 30, 2016
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$4,730	$20	1.72%	$3,744	$15	1.62%	$3,460	$14	1.63%
U.S. government-sponsored entities (GSE)	2,386	13	2.22	2,378	13	2.23	2,786	16	2.18
Mortgage-backed securities issued by GSE	34,909	189	2.16	35,954	185	2.06	37,987	195	2.05
States and political subdivisions	2,091	27	5.13	2,269	29	5.01	2,356	30	5.16
Non-agency mortgage-backed	432	20	18.85	474	(3)	(3.06)	502	19	14.81
Other	59	—	1.89	62	(1)	2.31	61	—	1.67
Total securities	44,607	269	2.42	44,881	238	2.13	47,152	274	2.32
Other earning assets	4,259	16	1.49	3,124	10	1.21	3,068	9	1.17
Loans and leases:
Commercial:
Commercial and industrial	51,119	433	3.43	51,306	426	3.30	51,508	436	3.37
CRE-income producing properties	14,602	133	3.71	14,566	132	3.60	14,667	138	3.75
CRE-construction and development	3,844	35	3.69	3,874	35	3.61	3,802	36	3.74
Dealer floor plan	1,427	8	2.32	1,367	7	2.16	1,268	7	2.09
Direct retail lending	12,014	129	4.33	12,046	128	4.22	11,994	130	4.30
Sales finance	10,896	86	3.19	10,599	90	3.36	9,339	71	3.04
Revolving credit	2,607	57	8.79	2,608	57	8.71	2,537	56	8.80
Residential mortgage	29,701	297	4.01	30,044	299	3.97	30,357	308	4.06
Other lending subsidiaries	14,919	294	7.99	14,955	297	7.92	14,742	298	8.05
PCI	883	43	19.72	974	49	20.07	1,052	52	19.68
Total loans and leases held for investment	142,012	1,515	4.31	142,339	1,520	4.25	141,266	1,532	4.32
Loans held for sale	1,686	15	3.49	2,230	18	3.12	2,423	20	3.25
Total loans and leases	143,698	1,530	4.30	144,569	1,538	4.24	143,689	1,552	4.30
Total earning assets	192,564	1,815	3.80	192,574	1,786	3.70	193,909	1,835	3.77
Nonearning assets	27,397			27,591			28,156
Total assets	$219,961			$220,165			$222,065
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$29,578	13	0.18	$28,634	10	0.14	$27,754	10	0.15
Money market and savings	64,857	37	0.23	63,884	31	0.20	64,335	31	0.19
Time deposits	14,924	17	0.48	15,693	19	0.48	15,818	20	0.50
Foreign office deposits - interest-bearing	929	2	0.67	486	1	0.38	1,037	1	0.38
Total interest-bearing deposits	110,288	69	0.26	108,697	61	0.22	108,944	62	0.23
Short-term borrowings	2,105	2	0.43	2,373	2	0.34	2,128	2	0.34
Long-term debt	20,757	95	1.83	21,563	117	2.16	23,428	121	2.05
Total interest-bearing liabilities	133,150	166	0.50	132,633	180	0.54	134,500	185	0.55
Noninterest-bearing deposits	51,095			51,421			50,559
Accounts payable and other liabilities	5,813			6,057			7,090
Shareholders' equity	29,903			30,054			29,916
Total liabilities and shareholders' equity	$219,961			$220,165			$222,065
Average interest-rate spread			3.30			3.16			3.22

Net interest income/ net interest margin		$1,649	3.46%		$1,606	3.32%		$1,650	3.39%
Taxable-equivalent adjustment		$40			$41			$40
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Excludes trading securities.

Average Balances and Rates - Year-To-Date
BB&T Corporation
(Dollars in millions)
	Year-to-Date
	September 30, 2017			September 30, 2016
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$4,425	$57	1.71%	$2,832	$36	1.69%
U.S. government-sponsored entities (GSE)	2,386	40	2.22	4,012	64	2.11
Mortgage-backed securities issued by GSE	36,194	603	2.22	36,895	565	2.04
States and political subdivisions	1,854	72	5.17	2,392	94	5.25
Non-agency mortgage-backed	417	64	20.53	555	81	19.57
Other	57	1	2.12	63	1	1.72
Total securities	45,333	837	2.46	46,749	841	2.40
Other earning assets	3,606	38	1.42	3,229	43	1.78
Loans and leases:
Commercial:
Commercial and industrial	51,543	1,355	3.51	50,393	1,261	3.34
CRE-income producing properties	14,857	443	3.99	14,316	404	3.77
CRE-construction and development	3,978	116	3.91	3,697	104	3.75
Dealer floor plan	1,498	29	2.55	1,270	20	2.05
Direct retail lending	11,991	407	4.54	11,712	375	4.29
Sales finance	10,371	248	3.20	9,685	220	3.03
Revolving credit	2,629	174	8.83	2,492	164	8.79
Residential mortgage	29,337	884	4.02	30,231	925	4.08
Other lending subsidiaries	15,575	915	7.85	14,050	876	8.32
PCI	816	112	18.34	1,093	159	19.40
Total loans and leases held for investment	142,595	4,683	4.39	138,939	4,508	4.33
Loans held for sale	1,475	39	3.61	1,876	48	3.42
Total loans and leases	144,070	4,722	4.38	140,815	4,556	4.32
Total earning assets	193,009	5,597	3.87	190,793	5,440	3.81
Nonearning assets	27,564			27,742
Total assets	$220,573			$218,535
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$28,465	48	0.22	$27,246	29	0.14
Money market and savings	63,521	133	0.28	62,658	92	0.20
Time deposits	14,265	51	0.49	16,931	66	0.52
Foreign office deposits - interest-bearing	1,026	8	0.98	1,217	3	0.37
Total interest-bearing deposits	107,277	240	0.30	108,052	190	0.24
Short-term borrowings	3,626	22	0.83	2,615	7	0.35
Long-term debt	21,330	323	2.01	23,203	368	2.12
Total interest-bearing liabilities	132,233	585	0.59	133,870	565	0.56
Noninterest-bearing deposits	52,395			48,528
Accounts payable and other liabilities	5,894			7,017
Shareholders' equity	30,051			29,120
Total liabilities and shareholders' equity	$220,573			$218,535
Average interest-rate spread			3.28			3.25

Net interest income/ net interest margin		$5,012	3.47%		$4,875	3.41%
Taxable-equivalent adjustment		$121			$119
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Excludes trading securities.

Credit Quality
BB&T Corporation
(Dollars in millions)
	As of
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2017	2017	2017	2016	2016
Nonperforming Assets (1)
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$281	$295	$344	$363	$413
CRE-income producing properties	31	35	43	40	38
CRE-construction and development	10	15	17	17	12
Dealer floor plan	—	—	7	—	—
Direct retail lending	64	65	66	63	55
Sales finance	5	5	6	6	6
Residential mortgage-nonguaranteed	136	125	167	172	167
Residential mortgage-government guaranteed	5	6	5	—	—
Other lending subsidiaries	74	66	68	75	66
Total nonaccrual loans and leases held for investment (1)(2)	606	612	723	736	757
Foreclosed real estate	46	48	49	50	58
Other foreclosed property	28	30	29	27	28
Total nonperforming assets (1)(2)	$680	$690	$801	$813	$843
Performing Troubled Debt Restructurings (TDRs) (3)
Commercial:
Commercial and industrial	$60	$48	$48	$55	$46
CRE-income producing properties	13	15	14	16	14
CRE-construction and development	9	9	11	9	8
Direct retail lending	63	63	65	67	69
Sales finance	13	14	15	16	16
Revolving credit	29	29	29	29	30
Residential mortgage-nonguaranteed	229	207	347	336	292
Residential mortgage-government guaranteed	380	396	424	433	413
Other lending subsidiaries	256	232	232	226	209
Total performing TDRs (3)(4)	$1,052	$1,013	$1,185	$1,187	$1,097
Loans 90 Days or More Past Due and Still Accruing
Direct retail lending	$9	$7	$7	$6	$7
Sales finance	6	4	5	6	4
Revolving credit	11	10	10	12	9
Residential mortgage-nonguaranteed	43	51	64	79	66
Residential mortgage-government guaranteed (5)	366	350	374	443	414
PCI	70	71	82	90	92
Total loans 90 days past due and still accruing (5)	$505	$493	$542	$636	$592
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$30	$18	$22	$27	$34
CRE-income producing properties	7	1	11	6	3
CRE-construction and development	1	2	1	2	2
Direct retail lending	55	54	55	60	62
Sales finance	66	57	51	76	60
Revolving credit	22	20	20	23	20
Residential mortgage-nonguaranteed	320	265	272	393	354
Residential mortgage-government guaranteed (6)	135	128	129	132	112
Other lending subsidiaries	310	300	215	322	288
PCI	41	29	29	36	45
Total loans 30-89 days past due (6)	$987	$874	$805	$1,077	$980
Excludes loans held for sale.
(1) PCI loans are accounted for using the accretion method.
(2) Sales of nonperforming loans totaled $19 million, $75 million, $74 million, $130 million and $63 million for the quarter ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively.

(3) Excludes TDRs that are nonperforming totaling $203 million, $214 million, $218 million, $184 million and $138 million at September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively. These amounts are included in total nonperforming assets. During the third quarter of 2017, BB&T began including trial modifications, which are primarily residential mortgage loans, in the troubled debt restructurings disclosures. Prior periods have been adjusted to conform to the current presentation.

(4) Sales of performing TDRs, which were primarily residential mortgage loans, totaled $49 million, $203 million, $48 million, $36 million and $30 million for the quarter ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively.

(5) Includes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 90 days or more totaling $45 million, $32 million, $29 million, $48 million and $46 million at September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively.

(6) Includes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 30-89 days totaling $2 million, $2 million, $2 million, $3 million and $2 million at September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively.

Credit Quality
BB&T Corporation
(Dollars in millions)
	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2017	2017	2017	2016	2016
Allowance for Credit Losses
Beginning balance	$1,602	$1,599	$1,599	$1,621	$1,603
Provision for credit losses (excluding PCI loans)	128	151	146	133	150
Provision (benefit) for PCI loans	(2)	(16)	2	(4)	(2)
Charge-offs:
Commercial:
Commercial and industrial	(10)	(21)	(29)	(23)	(23)
CRE-income producing properties	(2)	(3)	(1)	(1)	(5)
CRE-construction and development	(2)	—	—	—	(1)
Dealer floor plan	—	(1)	—	—	—
Direct retail lending	(16)	(16)	(14)	(16)	(12)
Sales finance	(8)	(6)	(9)	(8)	(7)
Revolving credit	(17)	(19)	(21)	(16)	(18)
Residential mortgage-nonguaranteed	(6)	(19)	(11)	(9)	(11)
Residential mortgage-government guaranteed	(1)	(1)	(1)	(1)	(2)
Other lending subsidiaries	(100)	(87)	(103)	(102)	(91)
PCI	(1)	—	—	(15)	—
Total charge-offs	(163)	(173)	(189)	(191)	(170)
Recoveries:
Commercial:
Commercial and industrial	7	8	6	10	6
CRE-income producing properties	1	—	4	1	3
CRE-construction and development	2	3	2	2	3
Direct retail lending	6	7	6	6	7
Sales finance	3	3	4	3	3
Revolving credit	4	5	5	5	5
Residential mortgage-nonguaranteed	—	1	—	—	1
Other lending subsidiaries	13	14	14	13	12
Total recoveries	36	41	41	40	40
Net charge-offs	(127)	(132)	(148)	(151)	(130)
Other	—	—	—	—	—
Ending balance	$1,601	$1,602	$1,599	$1,599	$1,621
Allowance for Credit Losses
Allowance for loan and lease losses (excluding PCI loans)	$1,451	$1,455	$1,441	$1,445	$1,448
Allowance for PCI loans	27	30	46	44	63
Reserve for unfunded lending commitments	123	117	112	110	110
Total	$1,601	$1,602	$1,599	$1,599	$1,621

				As of/For the
				Nine Months Ended
				September 30
				2017	2016
Allowance for Credit Losses
Beginning balance				$1,599	$1,550
Provision for credit losses (excluding PCI loans)				425	441
Provision (benefit) for PCI loans				(16)	2
Charge-offs:
Commercial:
Commercial and industrial				(60)	(105)
CRE-income producing properties				(6)	(7)
CRE-construction and development				(2)	(1)
Dealer floor plan				(1)	—
Direct retail lending				(46)	(37)
Sales finance				(23)	(21)
Revolving credit				(57)	(53)
Residential mortgage-nonguaranteed				(36)	(26)
Residential mortgage-government guaranteed				(3)	(4)
Other lending subsidiaries				(290)	(256)
PCI				(1)	—
Total charge-offs				(525)	(510)
Recoveries:
Commercial:
Commercial and industrial				21	30
CRE-income producing properties				5	7
CRE-construction and development				7	9
Direct retail lending				19	20
Sales finance				10	9
Revolving credit				14	15
Residential mortgage-nonguaranteed				1	3
Other lending subsidiaries				41	36
Total recoveries				118	129
Net charge-offs				(407)	(381)
Other				—	9
Ending balance				$1,601	$1,621

Credit Quality
BB&T Corporation
	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2017	2017	2017	2016	2016
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.69%	0.61%	0.56%	0.75%	0.69%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.35	0.34	0.38	0.44	0.42
Nonperforming loans and leases as a percentage of loans and leases	0.42	0.43	0.51	0.51	0.53
Nonperforming assets as a percentage of:
Total assets	0.31	0.31	0.36	0.37	0.38
Loans and leases plus foreclosed property	0.48	0.48	0.56	0.57	0.59
Net charge-offs as a percentage of average loans and leases	0.35	0.37	0.42	0.42	0.37
Allowance for loan and lease losses as a percentage of loans and leases	1.04	1.03	1.04	1.04	1.06
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.93X	2.80X	2.49X	2.47X	2.91X
Nonperforming loans and leases	2.44X	2.43X	2.05X	2.03X	2.00X
Asset Quality Ratios (Excluding Government Guaranteed and PCI)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.05%	0.05%	0.06%	0.07%	0.06%

				As of/For the
				Nine Months Ended
				Sept. 30
				2017	2016
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.38%	0.37%
Ratio of allowance for loan and lease losses to net charge-offs				2.72X	2.97X
Applicable ratios are annualized. Loans and leases exclude loans held for sale.

Credit Quality
BB&T Corporation
(Dollars in millions)
	As of September 30, 2017
			Past Due 30-89		Past Due 90+
Troubled Debt Restructurings	Current Status		Days		Days		Total
Performing TDRs: (1)
Commercial:
Commercial and industrial	$60	100.0%	$—	—%	$—	—%	$60
CRE-income producing properties	13	100.0	—	—	—	—	13
CRE-construction and development	9	100.0	—	—	—	—	9
Direct retail lending	60	95.2	3	4.8	—	—	63
Sales finance	12	92.3	1	7.7	—	—	13
Revolving credit	24	82.7	4	13.8	1	3.5	29
Residential mortgage—nonguaranteed	181	79.0	33	14.4	15	6.6	229
Residential mortgage—government guaranteed	143	37.6	71	18.7	166	43.7	380
Other lending subsidiaries	216	84.4	40	15.6	—	—	256
Total performing TDRs (1)	718	68.3	152	14.4	182	17.3	1,052
Nonperforming TDRs (2)	107	52.7	18	8.9	78	38.4	203
Total TDRs (1)(2)	$825	65.8%	$170	13.5%	$260	20.7%	$1,255

			Quarter Ended
			Sept. 30	June 30	March 31	Dec. 31	Sept. 30
			2017	2017	2017	2016	2016
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial			0.02%	0.11%	0.18%	0.10%	0.13%
CRE-income producing properties			0.02	0.08	(0.07)	—	0.06
CRE-construction and development			0.09	(0.36)	(0.18)	(0.16)	(0.26)
Direct retail lending			0.34	0.27	0.27	0.34	0.17
Sales finance			0.20	0.12	0.19	0.20	0.18
Revolving credit			2.00	2.06	2.50	1.80	1.97
Residential mortgage			0.08	0.28	0.15	0.13	0.16
Other lending subsidiaries			2.13	1.88	2.41	2.35	2.15
PCI			0.38	—	—	5.83	—
Total loans and leases			0.35	0.37	0.42	0.42	0.37
Applicable ratios are annualized.
(1) Past due performing TDRs are included in past due disclosures.
(2) Nonperforming TDRs are included in nonaccrual loan disclosures.

Preliminary Capital Information - Five Quarter Trend
BB&T Corporation
(Dollars in millions, except per share data, shares in thousands)
	As of / Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2017	2017	2017	2016	2016
Selected Capital Information
Risk-based capital:
Common equity tier 1	$17,869	$18,368	$18,063	$18,050	$17,824
Tier 1	20,921	21,419	21,115	21,102	20,876
Total	24,559	25,040	24,726	24,872	24,793
Risk-weighted assets	176,810	177,518	175,684	176,138	176,739
Average quarterly tangible assets	212,069	212,394	211,495	211,512	212,816
Risk-based capital ratios:
Common equity tier 1	10.1%	10.3%	10.3%	10.2%	10.1%
Tier 1	11.8	12.1	12.0	12.0	11.8
Total	13.9	14.1	14.1	14.1	14.0
Leverage capital ratio	9.9	10.1	10.0	10.0	9.8
Equity as a percentage of total assets	13.5	13.7	13.6	13.6	13.5
Common equity per common share	$33.92	$33.73	$33.19	$33.14	$33.27

Calculations of Tangible Common Equity and Related Measures: (1)
Total shareholders' equity	$29,853	$30,349	$30,025	$29,926	$30,091
Less:
Preferred stock	3,053	3,053	3,053	3,053	3,053
Noncontrolling interests	43	42	44	45	39
Intangible assets	10,363	10,400	10,436	10,492	10,519
Tangible common equity	$16,394	$16,854	$16,492	$16,336	$16,480

Outstanding shares at end of period (in thousands)	788,921	808,093	811,370	809,475	811,424

Tangible Common Equity Per Common Share	$20.78	$20.86	$20.33	$20.18	$20.31

(1)
Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. BB&T's management uses these measures to assess the quality of capital and returns relative to balance sheet risk and believes investors may find them useful in their analysis of the Corporation. These measures are not necessarily comparable to similar measures that may be presented by other companies.

Selected Items, Selected Mortgage Banking Information & Additional Information
BB&T Corporation
(Dollars in millions, except per share data)
				Favorable (Unfavorable)
					After-Tax at
Selected Items				Pre-Tax	Marginal Rate
Third Quarter 2017
None				N/A	N/A

Second Quarter 2017
None				N/A	N/A

First Quarter 2017
Income tax benefit on equity-based awards	Provision for income taxes			N/A	$35

Fourth Quarter 2016
Mortgage reserve adjustments	Loan-related expense			$31	19

Third Quarter 2016
Settlement of FHA-insured loans matters and related recovery	Other expense			73	46
Charitable contribution	Other expense			(50)	(31)

Second Quarter 2016
Income tax adjustment	Provision for income taxes			N/A	13

First Quarter 2016
Energy-related provision in excess of charge-offs	Provision for credit losses			(28)	(17)

	As of / Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Selected Mortgage Banking Information	2017	2017	2017	2016	2016
Mortgage Banking Income
Residential mortgage production revenue	$56	$39	$36	$41	$50
Residential mortgage servicing revenue	63	65	68	66	68
Realization of expected residential MSR cash flows	(36)	(36)	(34)	(33)	(35)
Commercial mortgage production revenue	22	23	21	28	37
Commercial mortgage servicing revenue	10	10	10	9	10
Realization of expected commercial MSR cash flows	(6)	(8)	(6)	(7)	(9)
Mortgage banking income before MSR valuation	109	93	95	104	121
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	(5)	(22)	28	204	30
MSRs hedge gains (losses)	10	23	(20)	(201)	3
Net MSRs valuation	5	1	8	3	33
Total mortgage banking income	$114	$94	$103	$107	$154
Other Mortgage Banking Information
Residential mortgage loan originations	$3,463	$3,524	$3,993	$5,198	$6,264
Residential mortgage servicing portfolio (1):
Loans serviced for others	89,391	90,106	90,855	90,325	90,157
Bank-owned loans serviced	29,345	30,067	30,396	31,314	32,303
Total servicing portfolio	118,736	120,173	121,251	121,639	122,460
Weighted-average coupon rate on mortgage loans serviced for others	4.00%	4.00%	4.01%	4.03%	4.06%
Weighted-average servicing fee on mortgage loans serviced for others	0.278	0.279	0.280	0.281	0.282

	As of / Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Additional Information	2017	2017	2017	2016	2016
Derivatives notional amount	$71,516	$78,909	$76,208	$75,251	$74,548
Fair value of derivatives, net	(203)	(187)	(230)	(181)	80

Common stock prices:
High	48.90	46.50	49.88	47.85	38.81
Low	43.03	41.17	42.73	37.40	33.72
End of period	46.94	45.41	44.70	47.02	37.72

Banking offices	2,127	2,188	2,193	2,196	2,220
ATMs	2,899	2,950	3,117	3,126	3,183
FTEs	37,189	37,374	37,383	37,480	37,662
(1) Amounts reported are unpaid principal balance.

Non-GAAP Reconciliations
BB&T Corporation
(Dollars in millions)
	Quarter Ended					Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
Efficiency Ratio (1)	2017	2017	2017	2016	2016	2017	2016
Efficiency Ratio Numerator - Noninterest Expense - GAAP	$1,745	$1,742	$2,102	$1,668	$1,711	$5,589	$5,053
Amortization of intangibles	(34)	(36)	(38)	(38)	(38)	(108)	(112)
Merger-related and restructuring charges, net	(47)	(10)	(36)	(13)	(43)	(93)	(158)
Gain (loss) on early extinguishment of debt	—	—	(392)	—	—	(392)	1
Mortgage reserve adjustments	—	—	—	31	—	—	—
Charitable contribution	—	—	—	—	(50)	—	(50)
Settlement of FHA-insured loan matters and related recovery	—	—	—	—	73	—	73
Efficiency Ratio Numerator - Adjusted	$1,664	$1,696	$1,636	$1,648	$1,653	$4,996	$4,807

Efficiency Ratio Denominator - Revenue (2) - GAAP	$2,813	$2,855	$2,780	$2,727	$2,774	$8,448	$8,066
Taxable equivalent adjustment	41	40	40	41	40	121	119
Securities (gains) losses, net	—	—	—	(1)	—	—	(45)
Efficiency Ratio Denominator - Adjusted	$2,854	$2,895	$2,820	$2,767	$2,814	$8,569	$8,140

Efficiency Ratio - GAAP	62.0%	61.0%	75.6%	61.1%	61.7%	66.2%	62.6%
Efficiency Ratio - Adjusted	58.3	58.6	58.0	59.5	58.7	58.3	59.1

(1)
The adjusted efficiency ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges and other selected items. BB&T's management uses this measure in their analysis of the Corporation's performance. BB&T's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. These measures are not necessarily comparable to similar measures that may be presented by other companies.

(2)	Revenue is defined as net interest income plus noninterest income.

	Quarter Ended					Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Sept. 30
Return on Average Tangible Common Shareholders' Equity (1)	2017	2017	2017	2016	2016	2017	2016
Net income available to common shareholders	$597	$631	$378	$592	$599	$1,606	$1,667
Plus: Amortization of intangibles, net of tax	22	22	24	24	24	68	70
Tangible net income available to common shareholders	$619	$653	$402	$616	$623	$1,674	$1,737

Average common shareholders' equity	$26,857	$27,208	$26,807	$26,962	$26,824	$26,957	$26,142
Less: Average intangible assets	10,382	10,418	10,464	10,508	10,545	10,421	10,117
Average tangible common shareholders' equity	$16,475	$16,790	$16,343	$16,454	$16,279	$16,536	$16,025
Return on average tangible common shareholders' equity	14.89%	15.60%	9.98%	14.91%	15.20%	13.53%	14.48%

(1)
Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. BB&T's management uses these measures to assess the quality of capital and returns relative to balance sheet risk and believes investors may find them useful in their analysis of the Corporation. These measures are not necessarily comparable to similar measures that may be presented by other companies.